Exhibit 10.16


                                 AMENDMENT NO. 5

            AMENDMENT NO. 5 dated as of May 12, 2000 to the Note Purchase Agreement referred to below, between:

            NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company");

            each of the Subsidiaries of the Company appearing under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and, together with the Company, the "Obligors"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature pages hereto (each, an "Investor", and collectively, the "Investors").

            WHEREAS, the Obligors and the Investors are party to a Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Note Purchase Agreement"), pursuant to which the Company has issued to the Investors its 12% Senior Subordinated Notes in an aggregate principal amount of $40,000,000 outstanding on the date hereof; and

            WHEREAS, the parties to the Note Purchase Agreement wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  Definitions.   Except  as  otherwise  defined  in  this
Amendment No. 5, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2. Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A. References in the Note Purchase Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

            B. Section 1.01 of the Note Purchase Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01):

            "Consolidated Net Worth" means, as of the date of determination, the sum of, without duplication, (a) total shareholders' equity of the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, and (b) the 8% Convertible Preferred Stock.

            "8% Convertible Preferred Stock" means the Company's 8% Cumulative Convertible Preferred Stock, no par value, having an aggregate initial liquidation preference of $5,000,000.

            C. The definition of "Indebtedness" in Section 1.01 of the Note Purchase Agreement shall be amended by inserting a new sentence at the end thereof to read as follows: "Notwithstanding the foregoing, "Indebtedness" shall exclude the 8% Convertible Preferred Stock."

            D. Section 8.05 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

            "SECTION 8.05 Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (c) the Company may repurchase or redeem shares of any class of capital stock of the Company issued pursuant to and in accordance with stock option plans or other benefit plans for management or employees or under other option plans of the Company not exceeding $1,000,000 in the aggregate, (d) the Company may declare and pay dividends with respect to its capital stock in an aggregate amount not exceeding the net proceeds of any equity issuance by the Company after the Closing Date (other than the 8% Convertible Preferred Stock) (minus the aggregate amount of any Investments made from such proceeds under Section 8.04(a)(viii)) and (e) the Company may accrue and cumulate (but not pay, except as permitted under clause (d) above) cash dividends on the 8% Convertible Preferred Stock."

            E. Section 8.09 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

            "SECTION 8.09 Financial Covenants.

            (a) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio to be less than the following respective ratios as at the last day of each fiscal quarter during the following respective periods:

                                      -3-
                      Period                             Ratio
                      ------                             -----

              From April 1, 1999
                through March 31, 2000                1.25 to 1.00

              From April 1, 2000
                through June 30, 2000                 1.15 to 1.00

              From July 1, 2000
                through September 30, 2000            1.25 to 1.00

              From October 1, 2000
                through December 31, 2000             1.35 to 1.00

              From January 1, 2001
                through March 31, 2001                1.50 to 1.00

              From April 1, 2001
                through June 30, 2001                 1.70 to 1.00

              From July 1, 2001
                through September 30, 2001            1.90 to 1.00

              From October 1, 2001
                through December 31, 2001             2.15 to 1.00

              From January 1, 2002
                through March 31, 2002                2.25 to 1.00

              From April 1, 2002
                and at all times thereafter           2.50 to 1.00

            (b) Total Net Funded Debt Coverage Ratio. The Company will not permit the Total Net Funded Debt Coverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                       Period                          Ratio

              From October 1, 1999
                through December 31, 1999             5.50 to 1.00

              From January 1, 2000
                through March 31, 2000                5.00 to 1.00

              From April 1, 2000
                through June 30, 2000                 6.00 to 1.00

              From July 1, 2000
                through September 30, 2000            5.60 to 1.00

              From October 1, 2000
                through December 31, 2000             5.25 to 1.00

              From January 1, 2001
                through March 31, 2001                5.00 to 1.00

              From April 1, 2001
                through June 30, 2001                 4.75 to 1.00

              From July 1, 2001
                and at all times thereafter           4.50 to 1.00

            (c) Minimum Net Worth. The Company shall at all times maintain Consolidated Net Worth of not less than the sum of (a) $37,500,000, (b) plus 50% of the cumulative Consolidated Net Income for each fiscal quarter ending on or after December 31, 1997 (but specifically not including any Consolidated Net Loss for any such fiscal quarter) plus (c) the cumulative net proceeds of all equity offerings (if any) (other than the 8% Convertible Preferred Stock) made by the Company for each fiscal quarter ending on or after September 30, 1997."

            Section 3. Waiver. Subject to the satisfaction of the conditions specified in Section 4 below, but with effect on and after the date hereof, the Investors hereby agree to waive any Default that has occurred and is continuing on the date hereof as a result of the Company's failure to comply as of March 31, 2000 with the requirements under Section 8.09(b) of the Note Purchase Agreement (as in effect immediately prior to the effectiveness of this Amendment No. 5).

            Section 4. Representations and Warranties. The Company represents and warrants to the Investors that: (a) the representations and warranties set forth in Article VI of the Note Purchase Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 5 (except that (i) certain of the indebtedness listed in Schedule 6.12 to the Note Purchase Agreement has been paid off by the Company, (ii) the number of validly issued and outstanding shares of common stock, par value $0.001 per share, referred to in Section 6.13 of the Note Purchase Agreement is 7,274,682 and (iii) the number of outstanding options granted under the Company's stock option plans has changed); and (b) (after giving effect to the waiver under
Section 3 above) no Default has occurred and is continuing.

            Section 5. Conditions Precedent. As provided in Sections 2 and 3 above, the amendments to the Note Purchase Agreement set forth in said Section 2, and the waiver under the Note Purchase Agreement set forth in said Section 3 shall become effective, as of the date hereof, upon the satisfaction of the following conditions:

            (a) Amendment No. 5. The execution and delivery of one or more counterparts of this Amendment No. 5 by the Obligors and the Required Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 5.

            (b) Third Amendment to Senior Credit Agreement. Receipt by the Investors of a copy of the Third Amendment to the Senior Credit Agreement, in substantially the form heretofore delivered to each of the Investors, as executed by the parties thereto.

            (c) Other Documents. Receipt by the Investors of such other documents as any Investor may reasonably request.

            Section 6. Miscellaneous. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

                                   NUCO2 INC.


                                   By: /s/ Eric M. Wechsler
                                       ------------------------
                                    Title: General Counsel, Secretary


                                   SUBSIDIARY GUARANTORS

                                   NUCO2 ACQUISITION CORP.


                                   By: /s/ Eric M. Wechsler
                                       ------------------------
                                     Title: Vice President


                                   KOCH COMPRESSED GASES, INC.


                                   By: /s/ Eric M. Wechsler
                                       ------------------------
                                     Title: Vice President

                                    INVESTORS


                                    CHASE CAPITAL INVESTMENTS, L.P.

                                    By Chase Capital Partners,
                                     its Investment Manager


                                    By: /s/ Richard D. Waters
                                     Title: General Partner - Mezzanine


                                    DK ACQUISITION PARTNERS, L.P.

                                    By M.H. Davidson & Co.,
                                     its general partner


                                    By: /s/ Thomas Kempner
                                        ----------------------
                                      Title: Partner


                                    EMPIRE  INSURANCE  COMPANY,
                                    as  executed  on their  behalf by
                                    their  Investment Manager,
                                    Cohanzick Management, L.L.C.


                                   By_________________________
                                     Title:


                                   ORIX USA CORPORATION


                                   By: /s/____________________
                                     Title: Executive Vice President

                                   PAINEWEBBER HIGH INCOME FUND,
                                   a series of PaineWebber Managed Investments
                                   Trust


                                   By: /s/ Diane O'Donnell
                                       -----------------------
                                     Title: Vice President and Secretary


                                   SUNTRUST BANKS, INC.


                                   By: /s/ Robert Dudiak
                                       ---------------------
                                    Title: Group Vice President